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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
     Pursuant to section 13 of 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported): May 5, 1998



                                Network Six, Inc.
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-21038


         Rhode Island                                   05-036-6090
(State or other jurisdiction of            (I.R.S. Employer Identification No.)
 incorporation or organization)


               475 Kilvert Street, Warwick, Rhode Island 02886
                 (Address of principal executive offices,
                               including zip code)

                                 (401) 732-9000
              (Registrant's telephone number, including area code)

Item 5. Other Events

         The May 5, 1998 Press Release of the Registrant attached hereto as
EXHIBIT 99 is incorporated herein by reference.

Item 7 (c).       Exhibits

         99   Press Release, dated May 5, 1998, of Network Six, Inc.


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       Network Six, Inc.
                                       -----------------------
                                       (Registrant)


Date:  May 5, 1998                     By:      /s/ Dorothy M. Cipolla
                                           ---------------------------
                                                Dorothy M. Cipolla

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                                            Chief Financial Officer

                                Network Six, Inc.
                           Current Report on Form 8-K
                                Dated May 5, 1998

                                  Exhibit Index
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
Exhibit
   No.                       Exhibits
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
99                 Press Release dated May 5, 1998
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